UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2019

CITADEL EXPLORATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54639	27-1550482
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 31st Street, Unit A, Newport Beach, CA	92663
(Address of principal executive offices)	(Zip code)

(949) 612-8040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

(b) Resignation of Director, CEO and President

On May 1, 2019, Armen Nahabedian resigned from his position as Director, CEO & President of the Company. The Company is reviewing the circumstances surrounding his separation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL EXPLORATION, INC.

By: /s/ Philip McPherson
Philip McPherson Chief Financial Officer

Date: May 6, 2019

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